                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): April 22, 1999



                            WIND RIVER SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                0-21342                 94-2873391
 (State of jurisdiction) (Commission File No.) (IRS Employer Identification No.)


                               500 Wind River Way
                                Alameda, CA 94501
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (510) 748-4100


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ITEM 5.    OTHER EVENTS

         On April 22, 1999, Ronald A. Abelmann, President and Chief Executive Officer of Wind River Systems, Inc., announced his intention to relinquish his responsibilities as President and Chief Executive Officer after the annual meeting of stockholders to be held on June 24, 1999. A copy of the press release concerning the announcement is filed herewith as Exhibit 99.1

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits


Number                   Description
------                   ------------
99.1                     Press Release issued April 22, 1999

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                                       2.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Wind River Systems, Inc.





Dated:   April 30, 1999              /s/ Richard W. Kraber
                                     ----------------------------------
                                     Richard W. Kraber
                                     Vice President and Chief Financial Officer











                                       3.

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                                  EXHIBIT INDEX


Number                Description                                        Page
------                -----------                                        ----
99.1                  Press Release issued April 22, 1999                5

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                                       4.